Exhibit 99.1

FOR IMMEDIATE RELEASE

Select Comfort Announces Third-quarter 2013 Results

•	Generates Net Sales of $264 Million, a 7% Year-over-year Increase

•	Reports Third-quarter EPS of $0.36

•	Updates Full-year 2013 Outlook

MINNEAPOLIS - (Oct. 16, 2013) - Select Comfort Corporation (NASDAQ: SCSS) today reported third-quarter 2013 results for the period ended Sept. 28, 2013.

Third-quarter Financial Summary

•	Net sales increased 7% to $264 million, compared to $247 million in the third quarter of 2012.

•	Company-controlled comparable sales declined 1% year-over-year.

•	Operating income was $30.7 million, compared with $40.2 million in the third quarter of 2012. As a percentage of net sales, operating income was 11.6% compared to 16.3% in the third quarter of 2012.

•	Earnings per diluted share were $0.36, compared to $0.46 in the third quarter of 2012.

•	In the quarter, the company opened 16 stores and closed six, ending the quarter with 423 stores.

“The consumer responded positively to our product innovations and exclusive retail experience as evidenced by market-share gains along with favorable operational and customer-focused metrics,” said Shelly Ibach, president and CEO, Select Comfort. “However, our execution was muted by a progressively more challenged macro-economic environment, resulting in performance below expectations.”

Ibach continued, “Given the ongoing economic uncertainty, we are actively managing costs across the company, while continuing to support priorities important to long-term growth and profitability.”

Cash flows from operating activities were $90 million for the first nine months of 2013, compared with $98 million in the prior year. Capital expenditures for the first nine months of 2013 increased to $57.8 million as compared to $36.8 million in 2012, driven by increased investment in stores, technology and product innovation. During the third quarter, the company repurchased 0.4 million shares of its common stock for a total cost of $10 million. As of the end of the quarter, cash, cash equivalents and marketable-debt securities totaled $164 million, and the company had no borrowings under its revolving credit facility.

Financial Outlook
The company is updating its outlook for full-year 2013 GAAP earnings per diluted share from between $1.30 and $1.45 to between $1.14 and $1.22. This updated guidance includes fourth-quarter earnings per diluted share of $0.18 to $0.26, compared to $0.22 in the fourth quarter of 2012. The midpoint of the fourth-quarter outlook assumes low double-digit growth in total net sales and a net increase in store count from 410 at year-end 2012 to between 435 and 445 by year-end 2013.

Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EDT (4 p.m. CDT; 2 p.m. PDT) today. To listen to the call, please dial (800) 593-9959 (international participants dial (517) 308-9340) and reference the passcode “Sleep.” To access the webcast, please visit the investor relations area of the Sleep Number website at http://www.sleepnumber.com/eng/aboutus/InvestorRelations.cfm. The webcast replay will remain available for approximately 60 days.

Select Comfort Announces Third-quarter 2013 Results – Page 2 of 9

About Select Comfort Corporation
Select Comfort Corporation is leading the industry in delivering an unparalleled sleep experience by offering consumers high-quality, innovative and individualized sleep solutions and services, which include a complete line of SLEEP NUMBER® beds and bedding. The company is the exclusive manufacturer, marketer, retailer and servicer of the revolutionary Sleep Number bed, which allows individuals to adjust the firmness and support of each side at the touch of a button. The company offers further individualization through its solutions-focused line of Sleep Number pillows, sheets and other bedding products. And as the only national specialty-mattress retailer, consumers can take advantage of an enhanced mattress-buying experience at one of more than 400 Sleep Number stores across the country, online at SleepNumber.com, or via phone at (800) Sleep Number or (800) 753-3768.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; consumer confidence; the effectiveness of the company’s marketing messages; the efficiency of its advertising and promotional efforts; consumer acceptance of its products, product quality, innovation and brand image; availability of attractive and cost-effective consumer credit options; execution of the company’s retail store distribution strategy; the company’s dependence on significant suppliers, and its ability to maintain relationships with key suppliers, including several sole-source suppliers; the vulnerability of key suppliers to recessionary pressures, labor negotiations, liquidity concerns or other factors; rising commodity costs and other inflationary pressures; industry competition; the company’s ability to continue to improve its product line; warranty expenses; risks of pending and potentially unforeseen litigation; increasing government regulations, which have added or will add cost pressures and process changes to ensure compliance; the adequacy of the company’s management information systems to meet the evolving needs of its business and evolving regulatory standards applicable to data privacy and security; the company’s ability to attract and retain senior leadership and other key employees, including qualified sales professionals; and uncertainties arising from global events, such as terrorist attacks or a pandemic outbreak, or the threat of such events. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

Media Contact: Gabby Nelson; (763) 551-7460; publicrelations@selectcomfort.com
Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@selectcomfort.com

Select Comfort Announces Third-quarter 2013 Results – Page 3 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Three Months Ended
	September 28, 2013	% of Net Sales	September 29, 2012	% of Net Sales

Net sales	$263,689	100.0%	$246,817	100.0%
Cost of sales	97,269	36.9%	86,088	34.9%
Gross profit	166,420	63.1%	160,729	65.1%

Operating expenses:
Sales and marketing	118,307	44.9%	101,718	41.2%
General and administrative	15,150	5.7%	16,936	6.9%
Research and development	2,359	0.9%	1,742	0.7%
CEO transition benefit	(143)	(0.1%)	—	0.0%
Asset impairment charges	48	0.0%	108	0.0%
Total operating expenses	135,721	51.5%	120,504	48.8%
Operating income	30,699	11.6%	40,225	16.3%
Other income, net	74	0.0%	73	0.0%
Income before income taxes	30,773	11.7%	40,298	16.3%
Income tax expense	10,514	4.0%	14,089	5.7%
Net income	$20,259	7.7%	$26,209	10.6%

Net income per share – basic	$0.37		$0.47

Net income per share – diluted	$0.36		$0.46

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	54,854		55,444
Effect of dilutive securities:
Options	531		1,121
Restricted shares	363		421
Diluted weighted-average shares outstanding	55,748		56,986

Select Comfort Announces Third-quarter 2013 Results – Page 4 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited - in thousands, except per share amounts)

	Nine Months Ended
	September 28, 2013	% of Net Sales	September 29, 2012	% of Net Sales

Net sales	$729,317	100.0%	$714,419	100.0%
Cost of sales	268,083	36.8%	257,820	36.1%
Gross profit	461,234	63.2%	456,599	63.9%

Operating expenses:
Sales and marketing	326,477	44.8%	296,143	41.5%
General and administrative	46,690	6.4%	50,085	7.0%
Research and development	7,475	1.0%	4,288	0.6%
CEO transition (benefit) costs	(534)	(0.1)%	5,595	0.8%
Asset impairment charges	93	0.0%	115	0.0%
Total operating expenses	380,201	52.1%	356,226	49.9%
Operating income	81,033	11.1%	100,373	14.0%
Other income, net	243	0.0%	128	0.0%
Income before income taxes	81,276	11.1%	100,501	14.1%
Income tax expense	27,620	3.8%	34,902	4.9%
Net income	$53,656	7.4%	$65,599	9.2%

Net income per share – basic	$0.98		$1.18

Net income per share – diluted	$0.96		$1.15

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	54,992		55,601
Effect of dilutive securities:
Options	589		1,085
Restricted shares	409		516
Diluted weighted-average shares outstanding	55,990		57,202

Select Comfort Announces Third-quarter 2013 Results – Page 5 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(in thousands, except per share amounts)
subject to reclassification

	(unaudited) September 28, 2013	December 29, 2012
Assets
Current assets:
Cash and cash equivalents	$81,301	$87,915
Marketable debt securities – current	57,407	51,264
Accounts receivable, net of allowance for doubtful accounts of $448 and $348, respectively	15,245	16,613
Inventories	41,311	35,564
Prepaid expenses	8,894	4,299
Deferred income taxes	5,373	5,401
Other current assets	10,935	9,522
Total current assets	220,466	210,578

Non-current assets:
Marketable debt securities – non-current	25,683	38,642
Property and equipment, net	117,793	79,356
Goodwill and intangible assets, net	17,034	2,881
Deferred income taxes	4,249	8,511
Other assets	4,621	2,053
Total assets	$389,846	$342,021

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$75,744	$67,703
Customer prepayments	15,291	15,194
Accrued sales returns	9,872	5,330
Compensation and benefits	14,960	21,597
Taxes and withholding	17,179	9,282
Other current liabilities	12,266	13,955
Total current liabilities	145,312	133,061

Non-current liabilities:
Warranty liabilities	1,608	1,457
Other long-term liabilities	16,738	13,806
Total non-current liabilities	18,346	15,263
Total liabilities	163,658	148,324

Shareholders’ equity:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 55,242 and 55,903 shares issued and outstanding, respectively	552	559
Additional paid-in capital	12,763	33,923
Retained earnings	212,851	159,195
Accumulated other comprehensive income	22	20
Total shareholders’ equity	226,188	193,697
Total liabilities and shareholders’ equity	$389,846	$342,021

Select Comfort Announces Third-quarter 2013 Results – Page 6 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited - in thousands)
subject to reclassification

	Nine Months Ended
	September 28, 2013	September 29, 2012
Cash flows from operating activities:
Net income	$53,656	$65,599
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,199	14,411
Stock-based compensation	3,058	9,570
Net (gain) loss on disposals and impairments of assets	(10)	86
Excess tax benefits from stock-based compensation	(3,088)	(4,947)
Deferred income taxes	4,288	(737)
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	1,717	(1,237)
Inventories	(5,069)	(4,146)
Income taxes	7,114	10,715
Prepaid expenses and other assets	(5,144)	(6,031)
Accounts payable	11,029	10,565
Customer prepayments	97	1,882
Accrued compensation and benefits	(5,607)	(6,588)
Other taxes and withholding	1,504	2,291
Warranty liabilities	(1,218)	(1,247)
Other accruals and liabilities	5,556	7,450
Net cash provided by operating activities	90,082	97,636

Cash flows from investing activities:
Purchases of property and equipment	(57,820)	(36,816)
Proceeds from sales of property and equipment	117	42
Investments in marketable debt securities	(26,041)	(63,240)
Proceeds from maturities of marketable debt securities	31,973	10,103
Acquisition of business	(15,500)	—
Investment in non-marketable equity securities	(3,000)	—
Net cash used in investing activities	(70,271)	(89,911)

Cash flows from financing activities:
Net (decrease) increase in short-term borrowings	(4,567)	2,323
Repurchases of common stock	(32,054)	(24,071)
Proceeds from issuance of common stock	7,108	3,279
Excess tax benefits from stock-based compensation	3,088	4,947
Debt issuance costs	—	(50)
Net cash used in financing activities	(26,425)	(13,572)
Net decrease in cash and cash equivalents	(6,614)	(5,847)
Cash and cash equivalents, at beginning of period	87,915	116,255
Cash and cash equivalents, at end of period	$81,301	$110,408

Select Comfort Announces Third-quarter 2013 Results – Page 7 of 9

SELECT COMFORT CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Three Months Ended		Nine Months Ended
	September 28, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Percent of sales:
Retail	90.7%	90.9%	89.2%	89.3%
Direct and E-Commerce	6.1%	6.9%	6.7%	7.5%
Wholesale/other	3.2%	2.2%	4.1%	3.2%
Total	100.0%	100.0%	100.0%	100.0%

Sales growth rates:
Retail comparable-store sales	(1%)	21%	(5%)	28%
Direct and E-Commerce	(6%)	14%	(8%)	13%
Company-Controlled comparable sales change	(1%)	21%	(5%)	27%
Net new/(closed) stores	7%	4%	6%	3%
Total Company-Controlled Channel	6%	25%	1%	30%
Wholesale/other	55%	(15%)	31%	9%
Total	7%	24%	2%	29%

Stores open:
Beginning of period	413	381	410	381
Opened	16	15	43	37
Closed	(6)	(2)	(30)	(24)
End of period	423	394	423	394

Other metrics:
Average sales per store ($ in 000's)[1]	$2,102	$2,108
Average sales per square foot[1]	$1,131	$1,314
Stores > $1 million net sales[1]	97%	98%
Stores > $2 million net sales[1]	47%	48%
Average net sales per mattress unit - Company-Controlled Channel[2]	$3,304	$3,208	$3,207	$2,993

[1] Trailing twelve months for stores open at least one year.
[2] Represents Company-Controlled Channel total net sales divided by Company-Controlled Channel mattress units. The previously reported metric "Average mattress sales per mattress unit – Company-Controlled Channel" included only net sales from mattresses and mattress bases. Previously reported amounts have been reclassified to conform to the current-year presentation.

Select Comfort Announces Third-quarter 2013 Results – Page 8 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Three Months Ended		Trailing-Twelve Months Ended
	September 28, 2013	September 29, 2012	September 28, 2013	September 29, 2012
Net income	$20,259	$26,209	$66,151	$80,969
Income tax expense	10,514	14,089	34,629	39,506
Interest expense	14	16	53	122
Depreciation and amortization	7,774	5,126	26,932	17,826
Stock-based compensation	1,067	1,200	3,796	10,866
Asset impairments	48	108	126	121
Adjusted EBITDA	$39,676	$46,748	$131,687	$149,410

Note - Our Adjusted EBITDA calculation is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.

GAAP - generally accepted accounting principles

Select Comfort Announces Third-quarter 2013 Results – Page 9 of 9

SELECT COMFORT CORPORATION AND SUBSIDIARIES
Reported to Adjusted Statements of Operations Data Reconciliation
(in thousands, except per share amounts)

	Three Months Ended
	September 28, 2013			September 29, 2012
	As Reported	CEO Transition Benefit(1)	As Adjusted	As Reported
Operating income	$30,699	$(143)	$30,556	$40,225
Other income, net	74	—	74	73

Income before income taxes	30,773	(143)	30,630	40,298
Income tax expense(2)	10,514	(49)	10,465	14,089
Net income	$20,259	$(94)	$20,165	$26,209

Net income per share –
Basic	$0.37	$0.00	$0.37	$0.47
Diluted	$0.36	$0.00	$0.36	$0.46

Basic Shares	54,854	54,854	54,854	55,444
Diluted Shares	55,748	55,748	55,748	56,986

	Nine Months Ended
	September 28, 2013			September 29, 2012
	As Reported	CEO Transition Benefit(1)	As Adjusted	As Reported	CEO Transition Costs(1)	As Adjusted
Operating income	$81,033	$(534)	$80,499	$100,373	$5,595	$105,968
Other income, net	243	—	243	128	—	128

Income before income taxes	81,276	(534)	80,742	100,501	5,595	106,096
Income tax expense(2)	27,620	(183)	27,437	34,902	1,925	36,827
Net income	$53,656	$(351)	$53,305	$65,599	$3,670	$69,269

Net income per share –
Basic	$0.98	$(0.01)	$0.97	$1.18	$0.07	$1.25
Diluted	$0.96	$(0.01)	$0.95	$1.15	$0.06	$1.21

Basic Shares	54,992	54,992	54,992	55,601	55,601	55,601
Diluted Shares	55,990	55,990	55,990	57,202	57,202	57,202
___________________
(1) In February 2012, we announced that William R. McLaughlin, then President and CEO, would retire from the Company effective June 1, 2012. In recognition of Mr. McLaughlin’s contributions, the Compensation Committee approved the modification of Mr. McLaughlin’s currently unvested stock awards, including performance-based stock awards. As a result of these modifications, we recorded incremental non-cash compensation of $5.6 million in the first nine months of 2012. The performance-based stock awards are subject to applicable adjustments through 2014 based on actual performance versus performance targets. In the three and nine months ended September 28, 2013, we recorded a non-cash compensation benefit of $0.1 million and $0.5 million, respectively, resulting from performance-based stock award adjustments.

(2) Reflects effective income tax rates, before discrete adjustments, of 34.3% for 2013 and 34.4% for 2012.

Note - Our "as adjusted" data is considered a non-GAAP financial measure and is not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts.

GAAP - generally accepted accounting principles